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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 17, 2001


                        ENTERTAINMENT INTERNATIONAL, LTD.
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             (Exact name of Registrant as Specified in its Charter)


                                    New York
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                 (State or Other Jurisdiction of Incorporation)


         0-14646                                        06-1113228
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

               7380 Sand Lake Road, Orlando, Florida       32819
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             (Address of Principal Executive Offices)    (Zip Code)


       Registrant's telephone number, including area code: (407) 351-0011

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 1.  Change in Control Registrant.

         On October 17, 2001 Registrant, through its wholly owned subsidiary ENTI Acquisition Corp. ("ENTI" or "Registrant"), closed a transaction (the "Transaction") providing for the acquisition of all of the issued and outstanding shares of CSTI Hi-Tech, Ltd. ("CSTI") an Israeli corporation, in exchange for approximately 31,052,483 shares of Registrant's unregistered restricted common stock on a post-split basis (simultaneously with the closing Registrant effectuated a one for twenty reverse stock split effective on October 18, 2001 of all of its issued and outstanding stock as approved by the shareholders of the company on December 28, 2000.)

         A copy of the Stock Purchase Agreement dated as of the 21st day of August, 2001, by and among Entertainment International Ltd., a New York corporation ("ENTI"), ENTI Acquisition I Corp., a New York corporation and a wholly-owned subsidiary of ENTI (the "Buyer"), CSTI Hi-Tech Ltd., an Israeli limited liability company ("CSTI" or the "Company") and the shareholders of CSTI as set forth in Schedule 2.1(a),(collectively, the "Sellers," and individually each a "Seller") is included herein as Exhibit 10.1. Financial Statements for CSTI for the fiscal year ended December 31, 2000 and for the six months ended June 30, 2001 are included as Exhibits to the Stock Purchase Agreement.

         Following the closing of the transaction, the former shareholders of CSTI controlled approximately 85 percent of ENTI's outstanding share capital (36,532,333 shares). Mr. Jacob Lustgarten, the president of CSTI became the Chairman and Chief Executive Officer of the Registrant. Mr. Louis J. Pearlman, resigned as Chairman and Chief Executive Officer of Registrant, and will remain on the Board of Directors. Meir Elazar, General Counsel for CSTI, will fill the remaining vacancy on the Registrant's Board of Directors. Effective immediately the activities of CSTI are to be conducted through Registrant. CSTI is headquartered in Israel, 4 Ashlagan St., P.O. Box 8624, Kiryat Gat 82021, Israel (011 972 8 660 2108).

         CSTI has offices in Germany and Italy and is engaged in the business of the planning, production and installation of ultra-high purity systems for transporting highly pure gases and chemicals. These highly pure products are used in the production of products ranging from micro-electronics, optical fibers and metal blades to pharmaceutical and bio-technology items. CSTI currently has 140 employees and its customers include Sapio Gas Company (Italy), Hydrogas (Scandanavia), Pirelli Optic Fibres (Italy), Teva (Israel) and Intel (Israel) among others.

         Registrant intends to change its corporate name to reflect its new activities. Its trading symbol on OTC Bulletin Board has been temporarily changed to ENTM.

Item 7.  Exhibits.

         10.1 Stock Purchase Agreement dated as of the 21st day of August, 2001, by and among Entertainment International Ltd., a New York corporation ("ENTI"), ENTI Acquisition I Corp., a New York corporation and a wholly-owned subsidiary of ENTI (the "Buyer"), CSTI Hi-Tech Ltd., an Israeli limited liability company ("CSTI" or the "Company") and the shareholders of CSTI as set forth in Schedule 2.1(a),(collectively, the "Sellers," and individually each a "Seller").



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 26, 2001

                                       ENTERTAINMENT INTERNATIONAL LTD.


                                       By: /s/ Jacob Lustgarten
                                           -------------------------------------
                                           Jacob Lustgarten
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX



Exhibit                            Description
-------                            -----------
 10.1 Stock Purchase Agreement dated as of the 21st day of August, 2001, by and among Entertainment International Ltd., a New York corporation ("ENTI"), ENTI Acquisition I Corp., a New York corporation and a wholly-owned subsidiary of ENTI (the "Buyer"), CSTI Hi-Tech Ltd., an Israeli limited liability company ("CSTI" or the "Company") and the shareholders of CSTI as set forth in Schedule 2.1(a),(collectively, the "Sellers," and individually each a "Seller").